Other Operating Income	6 Months Ended
Jun. 30, 2021
Net Trading And Other Income [abstract]
Other Operating Income
3. OTHER OPERATING INCOME
In H121, the Santander UK group repurchased certain debt securities as part of ongoing liability management exercises, resulting in a loss of £27m. In H120, the Santander UK group repurchased certain debt securities and subordinated liabilities as part of ongoing liability management exercises, resulting in a loss of £17m.

In H121, the Santander UK group sold its UK head office site in Triton Square, London to a wholly owned subsidiary of its parent, Banco Santander SA, given the decision to invest in a new Milton Keynes campus. Other operating income includes a £71m gain on sale of the UK head office site. The net gain reflects a sale price based on independent valuations.